Summary of Property and Equipment and Related Accumulated Depreciation (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY
Property, Plant and Equipment [Line Items]
Office equipment	$ 5,165	32,047	16,376
Leasehold improvement	1,061	6,583	3,633
Motor vehicles	14	88	88
Property and equipment, cost	6,240	38,718	20,097
Less: Accumulated depreciation	(2,436)	(15,116)	(7,012)
Property and equipment, net	$ 3,804	23,602	13,085